Concentration of Credit Risk	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
Concentration of Credit Risk
Practically all of the Company’s loans, commitments, and commercial and standby letters of credit have been granted to customers in the Company’s market area. Practically all such customers are depositors of Wilson Bank. The concentrations of credit by type of loan are set forth in note 2 to the consolidated financial statements.
At December 31, 2016, the Company’s cash and due from banks and federal funds sold included commercial bank deposits aggregating $704,000 in excess of the FDIC limit of $250,000 per depositor.
Federal funds sold were deposited with one bank.